UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                Amendment No. 1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 27, 2005

                        AMERICAN LEISURE HOLDINGS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Nevada                 333-48312                75-2877111
  ---------------------------       ----------              -----------
 (State or other jurisdiction      (Commission            (IRS Employer
      of incorporation)            File Number)         Identification No.)


                    2460 Sand Lake Road, Orlando, FL, 32809
                 -----------------------------------------------
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code (407) 251-2240


                      2462 Sand Lake Road, Orlando, FL, 32809
                      ---------------------------------------
                         (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Report on amended Form 8-K is being filed by the Registrant to provide signatures for various parties on exhibits that had not been executed as of the filing of the Registrant's original Form 8-K filed on January 19, 2006.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


BACKGROUND
----------

     On December 29, 2005, certain affiliates of American Leisure Holdings Inc. (the "Company") established two new credit facilities with Key Bank, National Association ("KeyBank"). These facilities consist of a $40,000,000 revolving construction loan and a $14,850,000 term loan. They are intended to finance the development of a portion of Sonesta Orlando Resort at Tierra del Sol ("Sonesta Resort"), a planned 972 luxury town home and condominium unit property located in the Orlando, Florida theme park area. The Company reported the establishment of these credit facilities in its Report on Form 8-K/A filed with the Commission on January 12, 2006.

     To facilitate the financing for the Sonesta Resort, the Company has formed two limited partnerships, which will develop Phase 1 and Phase 2 of the Resort (the "Development Partnerships").

RELEASE OF LIEN BY STANFORD VENTURE CAPITAL HOLDINGS, INC.
----------------------------------------------------------

     At the time of the establishment of the new credit facilities, the Company arranged for Stanford Venture Capital Holdings, Inc. ("Stanford") to release its existing mortgage lien on the Sonesta Resort property. In consideration for this release, the Development Partnerships granted Stanford warrants to acquire a 2% interest in each Development Partnership at a nominal exercise price. The Company also granted Stanford the right to exchange any distributions that it might receive on account of these interests into shares of the Company's Series E preferred stock at a price of $15.00 per share.

     The principal limited partner of each Development Partnership is Tierra Del Sol Resort, Inc., a subsidiary of the Company, which owns a 99.9% interest in each Development Partnership. The Company owns 81% of Tierra Del Sol Resort, Inc.

CREDIT  FACILITY  FROM  STANFORD  INTERNATIONAL  BANK  LIMITED
--------------------------------------------------------------

     On December 29, 2005, Stanford International Bank, Ltd. ("SIBL") provided Tierra Del Sol Resort, Inc. with financial assistance to facilitate the establishment of the new credit facility with KeyBank. The financial assistance consisted of a loan to Tierra Del Sol Resort, Inc. of $2,100,000 (the "SIBL Tierra Del Sol Loan"), and the establishment of letters of credit in favor of KeyBank in the amount of $4,000,000 and $2,000,000 respectively (the "Letters of Credit"). The financial assistance provided by SIBL was evidenced by a Credit Agreement dated as of December 29, 2005 between SIBL, Tierra Del Sol Resort, Inc. and the Company (the "SIBL Credit Agreement").

     Tierra Del Sol Resort, Inc. utilized the proceeds of the SIBL Tierra Del Sol Loan to make a capital contribution to the Phase 1 Development Partnership, which in turn pledged this amount to KeyBank as additional collateral for the

$40,000,000 revolving construction loan. SIBL is an affiliate of Stanford Venture Capital Holdings Inc. Tierra Del Sol Resort, Inc. used the Letters of Credit in lieu of cash to complete its equity requirements under the Phase 1 Construction Loan Agreement.

     The SIBL Tierra Del Sol Loan has a 2-year term, with an initial interest rate of 12% per annum. The Letters of Credit are in the amounts of $4,000,000 and $2,000,000, with terms of 24 months and 12 months, respectively. Tierra Del Sol Resort, Inc. is obligated to pay a monthly fee for each letter of credit equal to 1% of the face amount of such letter of credit. Upon release of the letters of credit and upon either the payment of the note in full or the maturity of the loan from KeyBank, Tierra Del Sol Resort, Inc. is also required to pay a minimum fee equal to 3%. After six months, this fee increases by 1% each month until the letters of credit are released. Any unpaid amounts on the SIBL Tierra Del Sol Loan or Letters of Credit bear interest at the rate of 12% per year.

     The obligations of Tierra Del Sol Resort, Inc. under the SIBL credit facility (the "Stanford Credit Facility") were guaranteed by the Company and Malcolm Wright, along with other third party entities, which third party entities are beneficially owned by Roger Maddock, a significant shareholder of the Company, pursuant to an Irrevocable and Unconditional Guaranty. These obligations were also secured by a first mortgage lien on a parcel of real property owned by the third party entities. The consideration paid for the third party entities' guarantees was consistent with the existing debt guarantor agreement issued by the Company for its executives. The third party entities will receive and share in a guarantee fee equal to 3% of the amount guaranteed. The third party entities, by virtue of pledging collateral for a debt that benefits the Company, will also receive a collateral pledge fee equal to 2% of the amount guaranteed. The Company will pay this fee through the grant of 405,000 warrants to the third party entities to purchase shares of the Company's common stock at an exercise price of $1.02 per share. These warrants will expire 5 years from the expiration date of the guarantees.

     In consideration of Mr. Wright's guarantee, and pursuant to an existing agreement between Mr. Wright and the Company, Mr. Wright will earn a fee for such guarantee equal to three percent (3%) of the amount guaranteed. The Company will pay this fee through the grant of 243,000 warrants to Mr. Wright to purchase shares of the Company's common stock at an exercise price of $1.02 per share. These warrants will expire 5 years from the expiration date of the guarantee.

     Tierra Del Sol Resort, Inc. has pledged its partnership interests in the Development Partnerships to Stanford as additional collateral for this facility. Following an event of default as defined under the Credit Agreement, Stanford has the right for thirty (30) days following such event of default, directly or through its affiliates, to purchase any unsold units in the Sonesta Resort at a price equal to the developer's cost, but only to the extent permitted by KeyBank.

     The Company's relationship with Stanford includes the requirement that the Company utilize services provided by US Funding Corporation, an investment banking firm. US Funding Corporation earned an administration fee of approximately one half of one percent of the financing provided by Stanford.

     As additional consideration for the loan, the Company granted SIBL warrants to purchase 308,000 shares at an exercise price of $5.00 per share of common stock and warrants to purchase 154,000 shares at an exercise price of $0.001 per shareThe warrants expire 5 years from issuance. The warrants contain anti-dilution provisions, including a provision which requires the Company to issue additional shares under the warrants if the Company issues or sells any common stock at less than $1.02 per share, or grants, issues or sells any options or warrants for shares of the Company's common stock to convert into shares of the Company's common stock at less than $1.02 per share.

     In connection with the warrants, the Company and Stanford entered into a Registration Rights Agreement (the "Registration Rights Agreement"). Under the
Registration Rights Agreement, the Company agreed to prepare and file a Registration Statement with the SEC covering the shares underlying the warrants within 180 days of notice from SIBL of their demand that we file such Registration Statement and to use the Company's best efforts to obtain effectiveness of such Registration Statement as soon as practicable thereafter. In the event the Company does not file a Registration Statement in connection with the shares issuable in connection with the exercise of the warrants after 180 days notice from the warrant holders, the Company agreed to issue the warrant holders as liquidated damages, warrants to purchase 10% of the shares issuable in connection with the warrants, under the same terms and conditions as the warrants, upon such default and for every consecutive quarter in which such default is occurring.

                REEDY CREEK ACQUISITION COMPANY, LLC TRANSACTIONS
                -------------------------------------------------

Background
----------

     In July 2005, the Company and Stanford Financial Group Company ("SFG") formed a new limited liability company named Reedy Creek Acquisition Company LLC ("Reedy Creek Acquisition Company") for the purpose of acquiring a parcel of approximately 40 acres located adjacent to the Animal Kingdom Theme Park at Walt Disney World, in Orlando, Florida (the "Reedy Creek Property"). The Reedy Creek Property is described in greater detail below under "Development Plans for Reedy Creek Property."

     Reedy Creek Acquisition Company acquired the Reedy Creek Property in July 2005 for a purchase price of $12,400,000. Reedy Creek Acquisition Company paid $8,000,000 of the purchase price in cash and paid the $4,400,000 balance pursuant to the terms of a promissory note issued to the sellers secured by a first mortgage lien on the Reedy Creek Property. At the time of the purchase, Reedy Creek Acquisition Company obtained a $7,150,000 loan from SIBL (the "SIBL Reedy Creek Loan"), secured by a second mortgage lien on the property. The proceeds of this loan were used to pay part of the cash portion of the purchase price and for closing costs associated with the closing. The Company contributed the remainder of the purchase price.

     SFG and SIBL are affiliates of Stanford Venture Capital Holdings Inc., a significant shareholder of the Company.

     At the time of the acquisition of the Reedy Creek Property, Reedy Creek Acquisition Company was owned 99% by SFC and 1% by one of the Company's wholly owned subsidiaries, American Leisure Reedy Creek Inc. ("ALRC"). In connection with the acquisition of the Reedy Creek Property, the Company, ALRC and SFG entered into an Option Agreement (the "Option Agreement"), pursuant to which SFG granted ALRC the right to acquire SFC's 99% interest in Reedy Creek Acquisition Company (the "Reedy Creek Option").

Option  Exercise
----------------

     On December 27, 2005, the Company and ALRC entered in to an Option Exercise Agreement with SFG, pursuant to which ALRC acquired the 99% interest in Reedy Creek Acquisition Company held by SFG for the exercise price of $600,000 (the "Exercise Price"), which was less than the exercise price originally stated in the Option Agreement.

Pursuant to the terms of the Option Exercise Agreement, the parties took the following actions:

     - SFG transferred its 99% interest in Reedy Creek Acquisition Company to ALRC.

     - SIBL loaned an additional $850,000 to Reedy Creek Acquisition Company. This amount was used by Reedy Creek Acquisition Company to pay the Exercise Price and to pay an additional placement fee of $250,000 to certain affiliates of SIBL.

     - The Company issued warrants to SIBL. The warrants entitle SIBL to purchase 154,000 shares of the Company's common stock at an exercise price of $5.00 per share and 77,000 shares of the Company's common stock at $0.001 per share. Additionally, the Company granted warrants to four affiliates of SIBL, entitling them to purchase an aggregate of 154,000 shares of the Company's common stock at an exercise price of $5.00 per share and 77,000 shares at an exercise price of $.001 per share. The warrants have a term of five years and are immediately exercisable. The warrants contain anti-dilution provisions, including a provision which requires the Company to issue additional shares under the warrants if the Company issues or sells any common stock at less than $1.02 per share, or grants, issues or sells any options or warrants for shares of the Company's common stock to convert into shares of the Company's common stock at less than $1.02 per share.

     - The Company entered into a Registration Rights Agreement (the "Ready Creek Registration Rights Agreement") with Stanford, pursuant to which, the Company agreed to prepare and file a Registration Statement with the SEC covering the shares underlying the Warrants within 180 days of notice from Stanford of their demand and to use its best efforts to obtain effectiveness of such Registration Statement as soon as practicable thereafter. In the event that the Company does not file a Registration Statement in connection with the shares issuable in connection with the exercise of the warrants after 180 days notice from the warrant holders, the Company must issue the warrant holders as liquidated damages, warrants to purchase 10% of the shares issuable in connection with the warrants, under the same terms and conditions as the warrants, upon such default and for every consecutive quarter in which such default is occurring.

     - Reedy Creek Acquisition Company agreed to modify the existing SIBL mortgage on the Reedy Creek Property to secure the additional $850,000 loan made by SIBL. As a result, the principal amount secured by the SIBL mortgage was increased to $8,000,000.

     - SIBL agreed to subordinate its mortgage on the Reedy Creek Property to a new $7,000,000 loan to be made to Reedy Creek Acquisition Company by Bankers Credit Corporation. This loan is described below.

SIBL Reedy Creek Loan Terms
---------------------------

     In connection with the exercise of the Reedy Creek Option, Reedy Creek Acquisition Company and SIBL agreed to modify the terms of the SIBL Reedy Creek Loan made by SIBL to Reedy Creek Acquisition Company. The modified loan terms are evidenced by a Renewed, Amended and Increased Promissory Note (the" Amended Note") made by Reedy Creek Acquisition Company in favor of SIBL.The Amended Note has a maturity date of December 31, 2006, a principal balance of $8,000,000 and bears interest at the rate of 8% per year. Interest on the Amended Note is payable quarterly on March 31, 2006, June 30, 2006, September 30, 2006 and on the maturity date of the Amended Note. Upon an event of default as described in the Amended Note, SIBL has several rights and remedies, including causing the Amended Note to be immediately due and payable.

     The Amended Note is secured by a second lien on the Reedy Creek Property. It is guaranteed by the Company and Malcolm J. Wright, the Company's President and Chief Executive Officer pursuant to a Modification and Reaffirmation of Guaranty and Environmental Indemnity Agreement. In consideration for Mr. Wright's guarantee, and pursuant to an existing agreement between Mr. Wright and the Company, Mr. Wright will earn a fee equal to three percent (3%) of principal amount of the Amended Note. The Company will pay this fee through the grant of 240,000 warrants to Mr. Wright to purchase shares of the Company's common stock at an exercise price of $1.02 per share. These warrants will expire 5 years from the expiration of the guaranty.

Bankers Credit Corporation Loan
-------------------------------

     In connection with the exercise of the Reedy Creek Option, the Company and Reedy Creek Acquisition Company arranged to receive a $7,000,000 loan from Bankers Credit Corporation ("Bankers Credit").

     Under the terms of the Bankers Credit loan, Bankers Credit advanced Reedy Creek Acquisition Company $3,000,000 at closing. Bankers Credit has agreed to advance an additional $4,000,000 on or before March 31, 2006, subject to obtaining the necessary funds from third parties. If funds are not available to Bankers Credit on or before March 31, 2006, Bankers Credit is under no obligation to advance any additional amounts to Reedy Creek Acquisition Company.

The Bankers Credit loan is evidenced by a Promissory Note (the "Bankers Credit Note") and bears interest at the greater of the Wall Street Journal published prime rate plus 7.75%, not to exceed the highest rate allowable under Florida law or 15% per year. The interest rate of the Bankers Credit Note as of January 11, 2006 was 15% (with a prime rate, as reported by the Wall Street Journal of 7.25%). Interest on the Bankers Credit Note is payable monthly. The maturity date of the Bankers Credit Note is January 3, 2007, when all principal and unpaid interest is due and payable. Pursuant to the Bankers Credit Note, Reedy Creek Acquisition Company agreed to pay a 10% late charge on any amount of unpaid principal or interest under the Bankers Credit Note. The Bankers Credit
Note is subject to a 1% exit fee. Additionally, if repaid by Reedy Creek Acquisition Company prior to July 3, 2006, the Bankers Credit Note is subject to an additional 1% repayment fee; however, if repaid after July 3, 2006, the Bankers Credit Note is not subject to the repayment fee. Upon an event of default as described in the Bankers Credit Note, Bankers Credit has several rights and remedies, including causing the Bankers Credit Note to be immediately due and payable.

     The Bankers Credit Note is secured by a first lien on the Reedy Creek Property. Additionally, the Bankers Credit Note is guaranteed by the Company and Malcolm J. Wright, the Company's President and Chief Executive Officer pursuant to a Guaranty Agreement. In consideration for Mr. Wright's guarantee, and pursuant to an existing agreement between Mr. Wright and the Company, Mr. Wright will earn a fee equal to three percent (3%) of the Bankers Credit Note. The Company will pay this fee through the grant of 210,000 warrants to Mr. Wright to purchase shares of the Company's common stock at an exercise price of $1.02 per share. These warrants will expire 5 years from the expiration of the guaranty.

     Reedy Creek Acquisition Company utilized the initial proceeds from the Bankers Credit loan to pay a portion of the amount owed on the existing first mortgage note issued to the sellers of the Reedy Creek Property. The holder of this mortgage agreed to release the mortgage in exchange for this payment. Reedy Creek Acquisition Company intends to pay the balance of this mortgage note upon the funding of the balance of the Bankers Credit loan.

Development Plans for Reedy Creek Property
------------------------------------------

     The Reedy Creek Property is situated in the northern section of Osceola County, Florida and lies on three contiguous development parcels located to the immediate north of U.S. Highway 192 West, about one mile from the "Maingate" entrance to Walt Disney World, Orlando and 0.75 miles from the entrance to "Disney's Animal Kingdom" theme park. The property is one of only a small number of privately owned parcels abutting Walt Disney World (north and east boundaries).

     The Reedy Creek Property consists of three parcels totaling over 40 gross acres with approximately 29 acres of buildable land. The Osceola County Comprehensive Land Plan for the site allows vacation homes at a density of 18 units per acre, which results in a maximum allowable project density of 522 residential units. To achieve the maximum density, it is anticipated that the project will consist of mid-rise condominium buildings. Amenities proposed on-site include a water park with swimming pools, guest services clubhouse, and other related on-site resort amenities.


     It is anticipated that Walt Disney World's Reedy Creek Improvement District (the "District"), a quasi-government body whose constituents are all affiliated with Walt Disney World Company, will agree to construct and pave the widening and extension of Reedy Creek Boulevard north and westward at its expense. The District will have a public hearing on or about January 25, 2006, during which it is anticipated that the District will be given the authority to acquire the land from Reedy Creek Acquisition Company and make the improvements to Reedy Creek Boulevard. If the District acquires the requisite authority from its constituents, Reedy Creek Acquisition Company has agreed to convey relatively small portions of the three combined properties to comprise this roadway. Reedy Creek Acquisition Company will benefit from the conveyance by saving the cost of the road it would have to build anyway and it will enhance the required road frontage for the project.

     The Company's development of the Reedy Creek Property is currently planned to begin in the fourth quarter of 2007 and is currently planned to be completed sometime in 2010, funding permitting. The Company will not know the total estimated cost of the development of the Reedy Creek Property until it has determined the market and completed designs for the properties. The Company does not currently have any funding in place for any of the capital which will be required to complete the development of the Reedy Creek Property and there is no assurance that funding will be available on favorable terms, if at all.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

     On December 29, 2005, SIBL provided Tierra Del Sol Resort, Inc., a $2,100,000 loan and agreed to establish on behalf of Tierra Del Sol Resort, Inc. two letters of credit in the amounts of $4,000,000 and $2,000,000, as described in more detail above under item 1.01.

     On January 4, 2006, in connection with an additional $850,000 advance from SIBL, Reedy Creek Acquisition Company entered into an Amended Note with SIBL in the amount of $8,000,000, as described in greater detail above under Item 1.01.

     On December 29, 2006, Reedy Creek Acquisition Company and we arranged to receive a $7,000,000 loan from Bankers Credit Corporation, which is described in greater detail above under Item 1.01.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

     In December 2005, in connection with the Stanford Credit Facility, the Company granted SIBL and its designees warrants to purchase 308,000 shares of the Company's common stock at an exercise price of $5.00 per share and warrants to purchase 154,000 shares of the Company's common stock at an exercise price of $0.001 per share, which warrants expire five years from their grant date. (The Stanford Credit Facility and warrants are described in greater detail above under Item 1.01).

     In December 2005 in connection with their guaranty of the Stanford Credit Facility pursuant to the Irrevocable and Unconditional Guaranty, the Company agreed to issue an aggregate of 405,000 warrants to purchase shares of the

Company's common stock to certain third party entities. The warrants have an exercise price of $1.02 and expire 5 years from the expiration date of the third parties guaranties. (the Stanford Credit Facility and Irrevocable and Unconditional Guaranty are described in greater detail above under Item 1.01).

     In January 2006, in connection with the SIBL Reedy Creek Loan, the Company granted SIBL warrants to purchase 154,000 shares of the Company's common stock at an exercise price of $5.00 per share and warrants to purchase 77,000 shares of the Company's common stock at an exercise price of $0.001 per share, which warrants expire five years from their grant date.

     In January 2006, in connection with the SIBL Reedy Creek Loan, the Company granted warrants to four separate affiliates of SIBL entitling them to purchase an aggregate of 154,000 shares of the Company's common stock at an exercise price of $5.00 per share and 77,000 shares at an exercise price of $.001 per share. The warrants have a term of five years and are immediately exercisable (The SIBL Reedy Creek Loan and warrants are described in greater detail above under Item 1.01).

     In December 2005 in connection with the guaranty of Malcolm J. Wright, our Chief Executive Officer and President of the Company, of the Stanford Credit Facility, the Company agreed to grant Mr. Wright warrants to purchase 243,000 shares of the Company's common stock at $1.02 per share. In January 2006, in connection with Mr. Wright's guarantee of the Amended Note, the Company agreed to grant Mr. Wright warrants to purchase 240,000 shares of the Company's common stock at an exercise price of $1.02 per share. The warrants are being granted pursuant to an existing agreement between the Company and Mr. Wright and expire 5 years from the expiration date of the guarantees. In addition, the Company has agreed to register the shares underlying the warrants granted to Mr. Wright on its next registration statement.

     The Company relied on an exemption from registration set forth in Section 4(2) of the Securities Act of 1933 in issuing the warrants described above, as the issuance of these securities did not involve a public offering, the recipients acquired the warrants for investment purposes and the Company took appropriate measures to restrict transfer. No underwriters or agents were involved in the foregoing issuances and no underwriting discounts were paid by the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.     Description
-----------     ---------------

10.1(1)        Option Exercise Agreement with Stanford Financial Group Company
10.2(1)        Assignment of Interest in Reedy Creek Acquisition Company, LLC
10.3*(2)       Registration Rights Agreement with SIBL dated January 4, 2006
10.4*(2)       Credit Agreement with SIBL
10.5(1)        Guaranty Agreement with Bankers Credit Corporation

10.6(1)        $7,000,000 Promissory Note with Bankers Credit Corporation
10.7(1)        Modification and Reaffirmation of Guaranty and Environmental
               Indemnity Agreement
10.8(1)        Renewed, Amended and Increased Promissory Note
10.9(1)(3)     Stanford International Bank, Ltd. Warrant for 77,000 shares at
               $0.001 per share
10.10(1)(3)    Stanford International Bank, Ltd. Warrant for 154,000 shares at
               $5.00 per share
10.11(1)       Irrevocable and Unconditional Guaranty
10.12*(2)      Registration Rights Agreement with SIBL dated December 28, 2005
10.13(1)       SIBL $2.1 million note
10.14*(2)      Partnership Interest Pledge and Security Agreement and Collateral
               Assignment (Phase 1)
10.15*(2)      Partnership Interest Pledge and Security Agreement and Collateral
               Assignment (Phase 2)
10.16*(2)      SIBL Warrant Agreement for 2% Phase 1 interest
10.17*(2)      SIBL Warrant Agreement for 2% Phase 2 interest
10.18(1)       Stanford International Bank, Ltd. Warrant for 154,000 at $0.001
               per share
10.19(1)       Stanford International Bank, Ltd. Warrant for 308,000 at $5.00
               per share

*     Attached hereto.

(1) Filed as exhibits to the Company's report on Form 8-K, which was filed with the SEC on January 19, 2006, and incorporated herein by reference.

(2) Filed as exhibits to the Company's report on Form 8-K, which was filed with the SEC on January 19, 2006, without certain material signatures, which documents are now being filed with a complete set of signatures.


(3) In addition to Stanford International Bank, Ltd. ("SIBL"), four individuals were granted warrants in connection with the Option Agreement. Those four individuals, Ronald Stein, Osvaldo Pi, Daniel Bogar and William Fusselman were each granted warrants to purchase 19,250 shares of the Company's common stock at $0.001 per share, and warrants to purchase 38,500 shares of the Company's common stock at $5.00 per share, which warrants are identical to the SIBL warrants (other than the number of shares which those warrants are exercisable for) incorporated by reference as exhibits 10.9 and 10.10, hereto respectively, which exhibits were originally filed as exhibits to the Company's report on Form 8-K, filed with the SEC on January 19, 2006.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN LEISURE HOLDINGS, INC.

By: /s/ Malcolm J. Wright
------------------------------------------
Malcolm J. Wright, Chief Executive Officer

Dated: March 28, 2006